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                                                                   EXHIBIT 10.8



                    REGISTRATION RIGHTS AGREEMENT SUPPLEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT SUPPLEMENT is a supplement to that certain Registration Rights Agreement, dated December 18, 1997 (the "Registration Rights Agreement"), among Pillowtex Corporation, a Texas corporation, the Guarantors listed on the signature page thereto, and NationsBanc Montgomery Securities, Inc. and Bear Stearns & Co. Inc.

                  As a result of the consummation of the Merger, the Fieldcrest Guarantors have become direct subsidiaries of the Company and hereby agree to be bound by the terms and provisions applicable to the Guarantors under the Registration Rights Agreement, as if the Fieldcrest Guarantors had executed the Registration Rights Agreement on the date thereof.

                  This Registration Rights Agreement Supplement does not cancel or extinguish any right or obligation of the parties to the Registration Rights Agreement. The parties hereto agree that the Registration Rights Agreement shall be supplemented only with respect to the matters referred to herein and the provisions of the Registration Rights Agreement are otherwise in full force and effect.

                  Terms used but not defined herein shall have the meanings given to them in the Registration Rights Agreement. This Registration Rights Agreement Supplement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

                  THIS REGISTRATION RIGHTS AGREEMENT SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.





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                  If the foregoing correctly sets forth the agreement between the Fieldcrest Guarantors and the Initial Purchasers, please indicate your acceptance in the space provided for that purpose below.

                                     Very truly yours,


                                     FIELDCREST CANNON, INC.
                                     CRESTFIELD COTTON COMPANY
                                     ENCEE, INC.
                                     FIELDCREST CANNON FINANCING, INC.
                                     FIELDCREST CANNON LICENSING, INC.
                                     FIELDCREST CANNON INTERNATIONAL, INC.
                                     FIELDCREST CANNON SURE FIT, INC.
                                     FIELDCREST CANNON TRANSPORTATION, INC.
                                     ST. MARYS INC.
                                     AMOSKEAG COMPANY
                                     AMOSKEAG MANAGEMENT CORPORATION
                                     BANGOR INVESTMENT COMPANY
                                     MOORE'S FALLS CORPORATION
                                     DOWNEAST SECURITIES CORPORATION
                                     FCC CANADA INC.




                                     By:      /s/ Jeffrey D. Cordes
                                              -----------------------------
                                              Name:  Jeffrey D. Cordes
                                              Title:   President





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The foregoing Agreement is hereby confirmed and accepted as of the date first above written.


NATIONSBANC MONTGOMERY SECURITIES, INC.
BEAR, STEARNS & CO. INC.


By:  NATIONSBANC MONTGOMERY SECURITIES, INC.



By: /s/ Gary Wolfe
    ---------------------------------------
    Name: Gary Wolfe
    Title: Director